INFORMATION  STATEMENT

                                  SCHEDULE  14C
                                 (RULE  14C-101)

                            SCHEDULE  14C  INFORMATION

               INFORMATION  STATEMENT  PURSUANT  TO  SECTION  14(c)
                    OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934


Check  the  appropriate  box:

[  ]  Preliminary  Information  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive  Information  Statement

                         Jane  Butel  Corporation
-----------------------------------------------------------------------
                 (Name  of  Registrant  As  Specified  in  Charter)

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     (1)  Title  of  each  class  of  securities  to  which transaction applies:

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and state how it was determined):

     (4)  Proposed  maximum  aggregate  value  of  transaction:

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     (1)  Amount  Previously  Paid:

     (2)  Form,  Schedule  or  Registration  Statement  No.:

     (3)  Filing  Party:

     (4)  Date  Filed:

                      JANE  BUTEL  CORPORATION
                      620  North  Denning  Drive,  Suite  100
                      Winter  Park,  FL  32789
                      (407)  622-5999

To  Our  Stockholders:

The purpose of this letter is to inform you that we intend to amend our Articles of Incorporation by written consent of our stockholders to change our name to "Bootie Beer Corporation" and to increase our authorized common shares from 2,000,000 to 200,000,000.

WE ARE NOT ASKING FOR YOUR PROXY. Because the written consent of a majority of stockholders satisfies any applicable stockholder voting requirement of the Florida Law and our Amended and Restated Articles of Incorporation and By-Laws, we are not asking for a proxy and you are not requested to send one.

The accompanying Information Statement is for information purposes only and explains the terms of the amendments to our Amended and Restated Articles of Incorporation. Please read the accompanying Information Statement carefully.

By  Order  of  the  Board  of  Directors,

                                        /s/Tania  Torruella
                                        ----------------------------
                                        Tania  Torruella
                                        Chief  Executive  Officer  and
                                        Chairman  of  the  Board

October  19,  2005

                             JANE  BUTEL  CORPORATION
                             620  North  Denning  Drive,  Suite  100
                             Winter  Park,  FL  32789
                             (407)  622-5999

                              INFORMATION  STATEMENT
                              ---------------------

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about October 20, 2005 to the stockholders of record of JANE BUTEL CORPORATION (the "Company") at the close of business on July 6, 2005 (the "Name Change Record Date") and September 19, 2005 (the "Share Record Date.") This Information Statement is being sent to you for information purposes only. No action is requested on your part.

This Information Statement is being furnished to our stockholders to inform you of the adoption of two resolutions by written consent by the holders of a majority of the outstanding shares of our common stock, par value $.001 (the "Common Stock") and Series A Convertible Preferred Stock, par value $1.00 (the "Series A Preferred Stock"). The resolutions adopted by such holders of a majority of the outstanding Common Stock and Series A Preferred Stock give us the authority to amend our Amended and Restated Articles of Incorporation to change our name to "Bootie Beer Corporation" and to increase our authorized common shares from 2,000,000 to 200,000,000.

VOTING  INFORMATION  FOR  THE  NAME  CHANGE

As of the Record Date of July 6, 2005, we had authorized 200,000,000 shares of common stock, $.001 par value per share, of which 52,500,031 shares were issued and outstanding. Each share of common stock has one vote. Additionally, we had 715,000 shares of Series A Convertible Preferred Stock, $1.00 par value (the "Series A Preferred Stock"), outstanding on the Record Date. Each share of Series A Preferred Stock has 100 votes and votes with the Common Stock.

A majority of votes representing 57.7% of votes cast by holders of our Common Stock and Series A Preferred Stock have executed a written consent in favor of the actions described above. This consent satisfies the stockholder approval requirement for the proposed action. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to stockholders. We anticipate that the actions contemplated herein will be affected on or about the close of business on November 11, 2005.

VOTING  INFORMATION  FOR  THE  INCREASE  IN  AUTHORIZED  SHARES

As of the Record Date of September 19, 2005, we had authorized 200,000,000 shares of common stock, $.001 par value per share, of which 25,277,000 shares were issued and outstanding. Each share of common stock has one vote.
Additionally, we had 715,000 shares of Series A Convertible Preferred Stock, $1.00 par value (the "Series A Preferred Stock"), outstanding on the Record Date. Each share of Series A Preferred Stock has 100 votes and votes with the Common Stock.

A majority of votes representing 73.9% of votes cast by holders of our Common Stock and Series A Preferred Stock have executed a written consent in favor of the actions described above. This consent satisfies the stockholder approval requirement for the proposed action. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to stockholders. We anticipate that the actions contemplated herein will be affected on or about the close of business on November 11, 2005.

CHANGE  OF  CONTROL

On June 10, 2005, the Company experienced a change of control when Jane Butel, a New Mexico resident, sold 715,000 shares of our Series A Convertible Preferred Stock to Geneva Atlantic Capital Corp. for $5,000. Ted Smith, who was a director of Jane Butel Corporation at the time of the transaction, is the principal of Geneva Atlantic Capital Corp. Each share of Series A Convertible Preferred Stock converts into 100 shares of our common stock. Prior to this transaction, Theodore Smith owned no stock in the Company.

During June and July of 2005, we have also had a change of control as the result of the restructuring of our board of directors. During June and July 2005, the Company was restructured to sell certain assets, eliminate debt and acquire the assets of Bootie Beer Company, a Florida corporation.

On June 10, 2005, our Board of Directors appointed Theodore Smith and Douglas D'Agata to the Board of Directors and accepted the resignations of Bette Clemens, Steven A. Jackson and Paul Butt. On June 11, 2005, our Board of Directors accepted the resignation of Jane Butel as Chief Executive Officer and Director and appointed Douglas D'Agata as Interim Chief Executive Officer. On June 20, 2005, our Board of Directors accepted the resignation of Sidney Kramer as Director.

On July 26, 2005, the Board of Directors appointed Antonio R. Torruella, Stephanie Stans Warren, Paul M. Beleckas, and Tania Mercedes Torruella to the Board of Directors. On July 28, 2005, the Board appointed Ms. Torruella Chief Executive Officer. On July 27, 2005, our Board of Directors accepted the resignation of Theodore Smith as Director and on July 28, 2005, accepted the resignation of Douglas D'Agata as Director and Interim Chief Executive Officer.

IMPLEMENTATION  THE  PROPOSALS

The Board of Directors of the Company has adopted resolutions authorizing the Company to amend its Amended and Restated Articles of Incorporation to change our name to "Bootie Beer Corporation" and to increase our authorized common shares from 2,000,000 to 200,000,000.

Proposal One is an amendment to the Company's Amended and Restated Articles of Incorporation that will change the Company's name from Jane Butel Corporation to Bootie Beer Corporation. The Company is changing its name in order to provide a new identity for the Company's operations. The Company recently disposed of the assets of Jane Butel Corporation and acquired Bootie Beer Company as a wholly-owned subsidiary. Accordingly, the Board of Directors has approved such an amendment to our Amended and Restated Articles of Incorporation.

The currently outstanding stock certificates evidencing shares of our common stock bearing the name "Jane Butel Corporation" will continue to be valid and represent shares of our common stock following the name change. In the future, new certificates will be issued bearing our new name, but this will in no way effect the validity of your current stock certificates.

Proposal Two is an amendment to the Company's Amended and Restated Articles of Incorporation that will increase the Company's number of authorized common shares from 2,000,000 to 200,000,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ON SEPTEMBER 19, 2005

The following table sets forth, to our knowledge, certain information concerning the beneficial ownership of our common stock as of September 19, 2005 by each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, each current director and executive officer and all of our directors and current executive officers as a group:



                                             COMMON  SHARES
NAME  AND TITLE OF BENEFICIAL OWNER          BENEFICIALLY   OWNED     PERCENTAGE
OWNED

The  Torruella  Family  Trust,  LLC  (1)         31,033,480               59.1%
Stans Foundation (2)                              7,000,000               13.3%
Bootie  Beer  Holdings,  LLC  (3)                 3,500,000                6.6%
Steven H. & Susan E. Stans                        3,000,000                5.7%
Steven  H. Stans                                  2,000,000                3.8%
Paul  Beleckas  (4)                                 220,000                0.4%
Theodore  Smith  (5)                             71,500,000               57.7%
Officers  and  Directors  as  a  Group           48,753,480               79.1%

The number of shares of common stock issued and outstanding on September 19, 2005 was 52,500,031 shares. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of common stock issued and outstanding on September 19, 2005.

(1) Mr. Torreulla, our director and Ms. Torruella, our Chief Executive Officer and Chairperson, have sole voting and dispositive power of 31,033,480 shares of common stock owned by the Torruella Family Trust, LLC. The Torruella Family Trust's address is 620 North Denning Drive, Suite 100, Winter Park, FL 32789

(2) Mr. Stans, our director, has sole voting and dispositive power of 7,000,000 shares issued to the Stans Foundation. Mr. Stans also controls voting and dispositive power of 3,000,000 shares issued to him and his spouse. Mr. Stans has sole voting and dispositive power of 2,000,000 directly owned by him. The address for the Stans Foundation and Mr. Stans is 1725 A Mariners Cove Ft. Pierce, FL 34950

(3) Tania Torruella, our Chairperson, has sole voting and dispositive power of 3,500,000 shares of common stock owned by Bootie Beer Holdings, LLC. Bootie Beer Holdings, LLC's address is address is 620 North Denning Drive, Suite 100, Winter Park, FL 32789.

(4) Paul Belackas is our Chief Executive Officer. The address for Mr. Belackas is address is 620 North Denning Drive, Suite 100, Winter Park, FL 32789.

(5) Consists of 715,000 shares of Series A Preferred Stock. Each share of Series A Preferred Stock can convert into 100 shares of common stock



SECURITY  OWNERSHIP  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ON JULY 6, 2005


                                             COMMON  SHARES
NAME  AND TITLE OF BENEFICIAL OWNER          BENEFICIALLY   OWNED     PERCENTAGE
OWNED

Theodore  Smith  (2)                               71,500,000           73.9%
Douglas  D'Agata                                       -0-                -0-

Two  Directors  as  a  group                       71,500,000           73.9%


(1) On July 6, 2005, 25,277,000 shares of common stock were issued and outstanding. Additionally, we had 715,000 shares of Series A Convertible Preferred Stock outstanding. Each share of Series A Preferred Stock has 100 votes and votes with the Common Stock.
(2) Consists of 715,000 shares of Series A Preferred Stock. Each share of Series A Preferred Stock can convert into 100 shares of common stock.


COSTS  AND  MAILING

The Company will pay all costs associated with the distribution of the Information Statement, including the costs of printing and mailing. The Company has asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock and Series A Preferred Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

     PROPOSAL  TO  CHANGE OUR NAME FROM "JANE BUTEL CORPORATION" TO "BOOTIE BEER
                                  CORPORATION"
                                 (PROPOSAL  ONE)

Our Board of Directors has adopted resolutions changing our name from Jane Butel Corporation to Bootie Beer Corporation in order to better reflect our current and planned future operations. Additionally, we have disposed of all operations related to the food preparation and education industries.

The currently outstanding stock certificates evidencing shares of our common stock bearing the name "Jane Butel Corporation" will continue to be valid and represent shares of our common stock following the name change. In the future, new certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates.

The change in our name is reflected in our Articles of Amendment to the Amended and Restated Articles of Incorporation included with this Information Statement as Exhibit A.


      PROPOSAL  TO  INCREASE  THE  NUMBER  OF  AUTHORIZED SHARES OF COMMON STOCK
                                 (PROPOSAL  TWO)

As of the Record Date of September 19, 2005, we had authorized 200,000,000 shares of common stock, $.001 par value per share. As of September 27, 2005, as the result of the July 25, 2005 100 to 1 reverse stock split, we have 2,000,000 authorized shares of common stock, leaving us, in the opinion of our Board of Directors, with an insufficient number of shares of common stock available for issuance necessary for us to efficiently continue and grow our operations.
Accordingly, the Board of Directors has adopted resolutions increasing the number of shares of common stock we are authorized to issue from 2,000,000 shares  to  200,000,000  shares.

The additional shares of common stock authorized for issuance upon the adoption of such amendment possess rights identical to the currently authorized common stock. The stockholders of common stock are entitled to one vote for each share held of record on all matters to be voted on by the stockholders. The amendment to authorize the issuance of additional shares of common stock will not have any effect on the par value of the common stock. Nevertheless, the issuance of such additionally authorized shares of common stock would affect the voting rights of our current stockholders because there would be an increase in the number of outstanding shares entitled to vote on corporate matters, including the election of directors, if and when any such shares of common stock are issued in the future.

The issuance of additional shares may have the effect of diluting the earnings per share or book value per share of the outstanding shares of common stock or the stock ownership or voting rights of a stockholder.

An increase in the number of authorized shares of Common Stock will enable us to take advantage of various potential business opportunities through the issuance of our securities, including, without limitation, issuing stock dividends to existing stockholders, providing equity incentives to employees, officers or directors, establishing certain strategic relationships with other companies and expanding our business through acquisitions. We have no present agreements to acquire any such businesses.

Potential  Anti-takeover  Effects  of  the  Amendment

The increase in the number of authorized shares of common stock and the subsequent issuance of all or a portion of those shares could have the effect of delaying or preventing a change of control without further action by the stockholders. Subject to applicable law and stock exchange requirements, we could issue shares of authorized and unissued common stock in one or more transactions that would make a change of control more difficult and therefore less likely. Any issuancee of additional shares could have the effect of diluting the earnings per share and book value per share of the outstanding shares of common stock or the stock ownership and voting rights of a person seeking to obtain control of our company.

The increase in the number of authorized shares is reflected in our Articles of Amendment to the Amended and Restated Articles of Incorporation included with this proxy as Exhibit B.

                                    EXHIBIT  A
                              ARTICLES  OF  AMENDMENT
                                     TO  THE
                              AMENDED  AND  RESTATED
                            ARTICLES  OF  INCORPORATION
                                       OF
                             JANE  BUTEL  CORPORATION

              Pursuant  to  Section  607.1006  of  the  Florida  Statutes

Jane  Butel  Corporation  filed  an  Amended  and  Restated  Certificate  of
Incorporation with the Secretary of State of Florida on October 28, 2002 as further amended on November 24, 2004, February 23, 2005, and June 27, 2005. Following is an Amendment to the Amended and Restated Certificate of Incorporation.

Jane Butel Corporation, a corporation organized and existing under Florida's Business Corporation Act (the "Corporation"), DOES HEREBY CERTIFY:

ONE: The following amendment of the Amended and Restated Articles of Incorporation was approved by the shareholders of the corporation on July 18, 2005 in the manner required by the Amended and Restated Articles of
Incorporation:

(1) RESOLVED, that Article First of the Amended and Restated Articles of Incorporation of Jane Butel Corporation is hereby amended to read as follows:

"FIRST:  The  name  of  the  corporation  is  Bootie  Beer  Corporation."

TWO: The amendment to this Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section
607.1006  of  the  Florida  Statutes.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer this 18th day of July, 2005.

Jane  Butel  Corporation

By:

/s/Tania  Torruella
----------------------------
Tania  Torruella
Chief  Executive  Officer  and
Chairman  of  the  Board

                                    EXHIBIT  B
                              ARTICLES  OF  AMENDMENT
                                     TO  THE
                              AMENDED  AND  RESTATED
                            ARTICLES  OF  INCORPORATION
                                       OF
                             JANE  BUTEL  CORPORATION

              Pursuant  to  Section  607.1006  of  the  Florida  Statutes

Jane  Butel  Corporation  filed  an  Amended  and  Restated  Certificate  of
Incorporation with the Secretary of State of Florida on October 28, 2002 as further amended on November 24, 2004, February 23, 2005, and June 27, 2005. Following is an Amendment to the Amended and Restated Certificate of Incorporation.

Jane Butel Corporation, a corporation organized and existing under Florida's Business Corporation Act (the "Corporation"), DOES HEREBY CERTIFY:

ONE: The following amendment of the Amended and Restated Articles of Incorporation was approved by the shareholders of the corporation on July 18, 2005 in the manner required by the Amended and Restated Articles of
Incorporation:

(1) RESOLVED, that Article 3 of the Amended and Restated Articles of Incorporation of Jane Butel Corporation is hereby amended to read as follows:

"The total amount of capital sotck which this Corporation shall have the authority to issue shall be 200,000,000 shares of Common Stock of the par value of $.001 per share and 5,000,000 shares of Preferred Stock of the par value of $1.00 per share."

TWO: The amendment to this Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section
607.1006  of  the  Florida  Statutes.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer this 19th day of September, 2005.

Jane  Butel  Corporation

By:

/s/Tania  Torruella
----------------------------
Tania  Torruella
Chief  Executive  Officer  and
Chairman  of  the  Board